WAYNE F.RICHARDSON CPA.


5819 Milton Avenue                                     Phone: (941)355 3076
Sarasota, Florida 34243.                               Fax;    (941)355 3076
EMAIL: WFRICHARDSONCPA@AOL.COM
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                    ENGAGEMENT LETTER FOR ACCOUNTING SERVICES


September 3rd, 2003

MR. MCDONALD TUDEME,
M.T, Ultimate Healthcare Corp.
43 Pulaski Street, Brooklyn NY 11206

This letter confirms my engagement to act as Accountant/Chief Financial Officer with public company MT Ultimate Healthcare Corp. This letter explains our understanding of the terms and objectives of the engagement as well as the nature and limitations of the services that I will be providing until mutually changed.

WORK TO BE DONE

A. SCOPE LIMITATIONS. This engagement cannot be relied upon to disclose errors, irregularities, or illegal acts, including fraud or defalcations, which may exist, I may inform you of any such matters that come to my attention.

B. AGREED UPON SERVICES. The following is a list of Accounting Services and the projected frequency to be provided: BOOKKEEPING AND TAX

     1.   Bi-weekly recording of journals (Check Register, Deposits, etc)
     2.   Assist with/Generate Journal Entries.
     3.   Post other ledgers
     4.   Monthly bank reconciliations
     5.   Maintain payroll earnings records.
     6.   Prepare 1099's
     7.   Annual Corporate federal and state tax returns.

FINANCIAL STATEMENTS;

     1. Quarterly compiled financial statements with notes for Form 10-Q quarterly report.
     2. Annual compiled financials with notes and financial work schedules for financial auditors for form 10-K filings.
     3. Assistance with Form S-1 filings for companies issuing securities to the public
     4. Assistance with Form S-K filings reporting an event which may have a significant effect on the future of the company or the value of its securities.
     5.   Proforma financial statements preparation,

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OTHER ACCOUNTING SERVICES;

     1.   Business & management consultation
     2. New business set-up consultation including due diligence on mergers and acquisitions.
     3.   Set up or review accounting systems
     4.   Assist/Generate business plans
     5.   Prepare budgets & monitor financial results.

FEE SCHEDULE

     A. PROFESSIONAL FEES. Fees for professional services will be based upon a monthly fee of $4,000 for the first two (2) months, followed by $4,500 for months 3 and 4, then $5,000 for months 5 through 12. Fifty percent (50%) of fees are due on 1st day of the month and monthly balance on the 20th day of each month.
     B. DIRECT EXPENSES. Additional charges for out of pocket costs including travel, may be added to our professional fees. Such charges are in addition to the agreed monthly fees and will be due and payable upon presentation as billed monthly.


TERMINATION

RIGHT TO TERMINATE. Either party may terminate this relationship at any time by any form of written notification including Email.

LIMIT OF LIABILITY

You agree that Wayne F. Richardson CPA and liability hereunder for damages, regardless of the form of action, shall not exceed the total amount paid for the services described herein. This shall be your exclusive remedy.

You further agree that Wayne F. Richardson CPA will not be liable for any lost profits, or for any claim or demand against you or the company by any other party.

No action, regardless of form, arising out of the services under this agreement, may be brought by either party more than one year after the date of the last services provided under this agreement.

APPLICABLE LAW

This engagement letter shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws and decisions of the state of New York. In the event of commencement of any legal action regarding any term or condition of this engagement is to be subject to the jurisdiction of the courts of the state of New York or its political subdivisions.

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COMPLETE AGREEMENT

This agreement supercedes all proposals oral or written and all other communications between the parties. If any provision of this letter is determined to be unenforceable, all other provisions shall remain in force.

Please sign and return the attached copy of this letter

Sincerely


WAYNE F RICHARDSON CPA

I acknowledge that this letter sets out my understanding of the term and objectives of this accounting engagement as well as the nature and limitations of the services to be

/s/ McDonald Tudeme                 11/03/03
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Mr. McDonald Tudeme

PRESIDENT
M.T. ULTIMATE HEALTHCARE CORP.

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